EXHIBIT 99.1

RESCISSION AGREEMENT

RECISSION AGREEMENT, dated this 31st day of July, 2020, by and among PreCheck Health Services, Inc., a Florida corporation (“PreCheck”), and Justin Anderson (“Justin”) and Stacey Anderson (“Stacey,” and, together with Justin, the “Guarantors” and each, individually, a “Guarantor”) and JAS Practice Management, Inc., a Texas corporation doing business as JAS Consulting, Inc. (“JAS”), together with PreCheck and the Guarantors, the “Parties” and each, individually, a “Party”).

W I T N E S S E T H:

WHEREAS, pursuant to an amendment (the “Amendment”) dated December 16, 2019, to a stock purchase agreement dated as of the July17, 2019, by and among PreCheck and the Guarantors, PreCheck acquired from the Guarantors all of the issued and outstanding capital stock of JAS (the “JAS Stock”), which agreement, as amended by the Amendment, is referred to as the “Purchase Agreement”; and

WHEREAS, as consideration for the purchase of the capital stock of JAS, PreCheck (a) paid the Guarantors $250,000, (b) issued to the Guarantors 3,500,000 shares (the “Shares”) of PreCheck’s common stock, par value $0.0001 per share (“Common Stock”), and (c) delivered to the Guarantors, PreCheck’s 8% promissory notes due December 31, 2020 in the aggregate principal amount of $250,000 (the “PreCheck Notes”).; and

WHEREAS, Justin acquired from PreCheck, pursuant to his employment agreement with PreCheck and other consideration, 525,000 shares of Common Stock (the “Justin Shares”); and

WHEREAS, the Parties have agreed to rescind the sale of JAS to PreCheck on and subject to the terms of this Agreement; and

WHEREAS, William R. Kruse (“Kruse”) and Zima World Holdings Corp., a Panama corporation (“Zima” and, together with Kruse, the “Lenders”) made loans to PreCheck of $270,000 to provide PreCheck with funds to make the $250,000 payments to the Guarantors pursuant to the Amendment, and PreCheck’s obligations to the Lenders with respect to the notes issued to the Lenders, is secured by a pledge of the JAS Stock pursuant to the pledge agreement (the “Pledge Agreement”) dated December 19, 2019, by and among PreCheck, the Guarantors and the Lenders;

WHEREFORE, the Parties agree as follows:

1. Contemporaneously with the execution of this Agreement:

(a) PreCheck will deliver to the Guarantors the stock certificates for the JAS Stock, representing all of the issued and outstanding equity interest in JAS with stock powers transferring the JAS Stock executed by PreCheck, which stock certificates and stock powers shall be delivered to the Lenders or their representative pursuant to Section 1(c) of this Agreement and the Pledge Agreement. The Parties acknowledge that the JAS Stock is subject to a security interest in favor of the Lenders pursuant to the Pledge Agreement, and Guarantors will deliver to the Lenders or their representative a stock power endorsed in blank to be held by the Lenders pursuant to the Pledge Agreement.

(b) Each Guarantor shall deliver to PreCheck:

(i) The certificates for the Shares and Justin Shares, accompanied by stock powers executed by Guarantors transferring the Shares to PreCheck, with their signatures medallion guaranteed.

(ii) The PreCheck Notes with instruments of transfer and cancellation executed by the Guarantors.

(iii) The joint and several guaranty (the “Guaranty”) of Guarantors of the JAS Note, as hereinafter defined.

(c) JAS shall deliver to PreCheck its 2% promissory note (the “JAS Note”) due December 31, 2023 in the principal amount of $200,000 payable to the order of PreCheck in the form of Exhibit A to this Agreement. Payment of Guarantors’ obligations under the Guaranty of the JAS Note shall be secured by a security interest in the JAS Stock pursuant to a pledge agreement (the “PreCheck Pledge Agreement”) in the form of Exhibit B to this Agreement. The security interest of PreCheck in the JAS Stock shall be junior to the interest of the Lenders under the Pledge Agreement. The Lenders or their representative shall hold the certificates and stock powers for the JAS Stock until the principal and interest on the JAS Note is paid in full. Until the JAS Note is paid in full, JAS shall not, and Guarantors shall cause JAS not to, issue any additional shares of capital stock of JAS or any options, warrants or convertible debt or equity securities or other instruments or agreements upon the exercise or conversion of which or pursuant to the terms of which additional shares of any class of equity securities of JAS may be issued. Payments due pursuant to the JAS Note shall be paid in accordance with instructions from the Lenders. Upon receipt of indefeasible payment of the JAS Note, the PreCheck Pledge Agreement and the Pledge Agreement shall be terminated and the Lenders will convey the JAS Stock and stock powers to the Justin on behalf of the Guarantors.

(d) The Lenders shall deliver the letter agreeing not to seek to take legal action to enforce the Guaranty prior to January 1, 2021.

2. The Guarantors agree that, as a result of the transfer to PreCheck and the cancellation of the PreCheck Notes, PreCheck has no obligation to either Guarantors under the PreCheck Notes, the Guarantors have no rights under the Pledge Agreement and that the Pledge Agreement is for the sole benefit of the Lenders.

3. Justin hereby agrees that his employment agreement dated October 31, 2018 with PreCheck is terminated, and Justin waives any rights or claims he has or may have against PreCheck or any of its subsidiaries or affiliates whether under his employment agreement or otherwise.

4. Each Guarantor represents and warrants to PreCheck that such Guarantor is the sole owner of the Shares and the PreCheck Note being transferred to PreCheck pursuant to this Agreement. No person other than such Guarantor has any right or interest in and to such Shares and Note (other than the rights of each Guarantor to the Shares and PreCheck Note held by the other Guarantor pursuant to Texas community property laws, which each Guarantor hereby waives), and neither Guarantor has granted any person any option or other right in or to the Shares or PreCheck Note. Neither the PreCheck Notes nor the Shares being transferred by such Guarantor is subject to any option, rights or other interest and neither Guarantor has entered into any agreement or understanding with respect to the sale or transfer of such Shares or PreCheck Notes. Justin further represents that, in his capacity as sole director and chief executive officer of PreCheck, he has not taken any action to grant any person any right, title or interest in the JAS Shares other than pursuant to the Pledge Agreement.

5. PreCheck represents and warrants to the Guarantors that PreCheck is the sole owner of the JAS Shares, subject only to the security interest granted pursuant to the Pledge Agreement. No person other than PreCheck has any right or interest in and to the JAS Shares and PreCheck has granted no person any option or other right in or to the JAS Shares. In making the representation pursuant to this Section 5, PreCheck is relying upon the representation of Justin in the last sentence in Section 4.

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6. Guarantors and JAS shall take such action as is necessary to transfer the lease (the “Lease”) for the premises at 305 W. Woodard, Suite 221, Denison, TX 75020 from PreCheck to JAS. JAS shall be responsible for all payments due under the lease, both prior to and after the date of this Agreement. PreCheck confirms that any property it has that is located in such premises will be removed not later than July 7, 2020.

7. It is understood and agreed that PreCheck shall have no obligation to pay any compensation or make any other payments of any kind to any employees of or independent contractors with JAS.

8. JAS shall pay to PreCheck and the Guarantors shall cause JAS to pay to PreCheck the amount of any payments received on or subsequent to June 1, 2020 by JAS, whether pursuant to an ACH transfer or otherwise, relating to payments with respect to placements of PC8B units.

9. Guarantors and PreCheck agree that all of PreCheck’s and Guarantors’ obligations under the Purchase Agreement are hereby terminated, and no Party shall have any claim or right against any other Party under the Purchase Agreement.

10. Justin, in his capacity as chief executive officer of PreCheck did not take any action, on behalf of PreCheck, to issue or grant any person any right or option to acquire shares of PreCheck’s Common Stock or to grant any person any right, title or interest, including any security interest, in the assets of PreCheck or any of its subsidiaries (other than JAS) other than the Pledge Agreement.

11. The Parties understand that during the period from December 19, 2019 until the date of this Agreement, PreCheck provided funds to or for the use of JAS, including funds taken down from PreCheck’s bank line with Oakwood Bank, and that JAS used its funds to pay PreCheck obligations, with a net balance due from JAS to PreCheck. PreCheck waives any claims it has or may have against the Guarantors and JAS for any amount due to PreCheck from JAS, and JAS waives any claims it has or may have against PreCheck for any amount due to JAS from PreCheck in each case with respect to such intercompany transactions.

12. Each Guarantor and JAS for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, hereby unconditionally and irrevocably releases and discharges PreCheck, and its offices, directors, counsel, predecessors, agents and employees and their respective heirs, executors, administrators, successors and assigns and from any and all actions, causes of action, suits, debts, sums of money, accounts, reckonings, notes, bonds, warrants, bills, specialties, covenants, contracts, controversies, agreements, liabilities, obligations, undertakings, promises, damages, claims and demands whatsoever, whether known or unknown, suspected or unsuspected, or in law, admiralty or equity, against them or any of them which such Party and his heirs, executors, administrators, successors and assigns ever had, now have or in the future can, shall or may have, for, upon or by reason of any matter, cause or thing arising from the beginning of the world to the date of this Agreement, except that such Guarantor and JAS do not release PreCheck from any of its obligations pursuant to this Agreement.

13. PreCheck, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, hereby unconditionally and irrevocably releases and discharges Guarantors and their respective heirs, executors, administrators, successors and assigns and from any and all actions, causes of action, suits, debts, sums of money, accounts, reckonings, notes, bonds, warrants, bills, specialties, covenants, contracts, controversies, agreements, liabilities, obligations, undertakings, promises, damages, claims and demands whatsoever, whether known or unknown, suspected or unsuspected, or in law, admiralty or equity, against them or any of them which PreCheck, its successors and assigns ever had, now have or in the future can, shall or may have, for, upon or by reason of any matter, cause or thing arising from the beginning of the world to the date of this Agreement, except that PreCheck does not release either Guarantor from any of his obligations pursuant to this Agreement, the JAS Note, the Pledge Agreement, the Guaranty and the instruments delivered pursuant to this Agreement, and PreCheck does not release either Guarantor from any expense or damage which PreCheck may sustain as a result of Wrongful Conduct. Wrongful Conduct shall mean (i) fraud, dishonesty or gross misconduct, (ii) conduct which results in either Guarantor’s conviction of a felony, (iii) breach of such Guarantor’s obligations under this Agreement, the JAS Note, the Guaranty or the Pledge Agreement.

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14. This Agreement constitutes the entire agreement of the Parties, superseding and terminating any and all prior or contemporaneous oral and prior written agreements, understandings or letters of intent between or among the parties with respect to the subject matter of this Agreement. No part of this Agreement may be modified or amended, nor may any right be waived, except by a written instrument which expressly refers to this Agreement, states that it is a modification or amendment of this Agreement and is signed by all Parties, or, in the case of waiver, by the Party granting the waiver. No course of conduct or dealing or trade usage or custom and no course of performance shall be relied on or referred to by any party to contradict, explain or supplement any provision of this Agreement, it being acknowledged by the parties to this Agreement that this Agreement is intended to be, and is, the complete and exclusive statement of the agreement with respect to its subject matter. Any waiver shall be limited to the express terms thereof and shall not be construed as a waiver of any other provisions or the same provisions at any other time or under any other circumstances.

15. If any section, term or provision of this Agreement shall to any extent be held or determined to be invalid or unenforceable, the remaining sections, terms and provisions shall nevertheless continue in full force and effect.

16. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by e-mail, facsimile transmission or similar means of communication if receipt is confirmed or if transmission of such notice is confirmed by mail as provided in this Section 16. Notices shall be deemed to have been received on the date of delivery or attempted personal delivery if sent by registered or certified mail, by messenger or by an overnight courier services which provides evidence of delivery or attempted delivery, of if sent by email or telecopier, upon the date of receipt. Notices shall be sent to the parties at their respective addresses set forth on the signature page of this Agreement to the attention of the person executing this Agreement on behalf of such Party or by email or telecopier to the email or telecopier number set forth on the signature page of this Agreement. No notice shall be sent by telecopier to a Party who does not include a telecopier number on the signature page.

17. Any dispute concerning this Agreement or the rights of the parties shall be submitted to binding arbitration. Such arbitration shall be in Miami, Florida under the rules then obtaining of the American Arbitration Association. The award of the arbitrator(s) shall be final, binding and conclusive on all parties, and judgment on such award may be entered in any court having jurisdiction. The arbitrator(s) shall have the power, in his or their discretion, to award counsel fees and costs to the prevailing party. The arbitrator(s) shall have no power to modify or amend any specific provision of this Agreement.

18. Each Party shall be responsible and liable for his or its own expenses incurred in connection with the preparation of this Agreement, the consummation of the transactions contemplated by this Agreement and related expenses. Any expenses incurred by JAS in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by Guarantors or JAS.

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19. Each Party is relying on his or its own legal and tax advisors as to the legal and tax consequences of this Agreement and the transactions contemplated by this Agreement, and no Party is making any representations or warranties of any kind as to such legal or tax consequences to any other Party.

20. This Agreement shall be binding upon the Parties and their respective heirs, executors, administrators, legal representatives, successors and assigns; provided, however, that neither Guarantors nor JAS may assign this Agreement or any of his or its rights or obligations under this Agreement.

21. Each Party to this Agreement agrees, without cost or expense to any other Party, to deliver or cause to be delivered such other documents and instruments as may be reasonably requested by any other party to this Agreement in order to carry out more fully the provisions of, and to consummate the transaction contemplated by, this Agreement.

22. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement, the documents referred to herein, and each other agreement or instrument entered into or delivered in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent executed and delivered by means of a PDF of the signed Agreement or other instrument or document delivered by electronic mail shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person; provided, however, that the Guarantors shall deliver the stock certificates and stock powers for the Shares to PreCheck by overnight courier service. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a PDF delivered by electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of electronic mail as a defense to the formation or enforceability of a contract and each party forever waives any such defense. If less than a complete copy of this Agreement is delivered, the other party and its advisors (including legal counsel) are entitled to assume that the delivering party accepts and agrees, and the delivering party shall be deemed to have accepted and agreed, to all of the terms and conditions of the pages not delivered unaltered.

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IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

Address	Signature
848 Brickell Avenue, Penthouse 5 Miami, Florida 33131 Email: doug@precheckhealth.com	PRECHECK HEALTH SERVICES, INC.
	By:	/s/ Douglas W. Samuelson
Douglas W. Samuelson, CEO

/s/ Justin Anderson
Justin Anderson

/s/ Stacey Anderson
Stacey Anderson

JAS PRACTICE MANAGEMENT, INC.,

	By:	/s/ Justin Anderson
Justin Anderson, CEO

[Signature page of Rescission Agreement dated July 31, 2020 by and among PreCheck Health Services, Inc. Justin Anderson, Stacey Anderson and JAS Practice Management, Inc.}

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Exhibit A

[Promissory Note]

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Exhibit B

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT is entered into as of July 31, 2020 by and among PreCheck Health Services, Inc., a Florida corporation (the “Secured Party”) and Justin Anderson and Stacey Anderson (“Guarantors” and each, a “Guarantor,” and, together with the Secured Party, the “Parties” and each, individually, a
“Party”).

W I T N E S S E T H:

WHEREAS, the JAS Practice Management, Inc., a Texas corporation doing business as JAS Consulting, Inc. (“JAS”) has issued its 2% promissory notes due December 31, 2023 (the “JAS Note”) in the principal amount of $200,000 pursuant to a rescission agreement (the “Rescission Agreement”) dated the date of this Pledge Agreement between the Secured Party, the Guarantors and JAS; and

WHEREAS, the Guarantors have given PreCheck their joint and several guaranty of the obligations of JAS pursuant to the JAS Note pursuant to their guaranty (the “Guaranty”) dated the date of the JAS Note, and the Secured Party has accepted the JAS Note in reliance upon the Guarantor’s obligations pursuant to the Guaranty; and

WHEREAS, the Guarantors have agreed to give the Secured Party a security interest in the stock of JAS as security for payment of the Guarantors’ obligations under the Guaranty;

WHEREFORE, the parties agree as follows:

1. Definitions.

(a) Terms Defined in Texas Uniform Commercial Code. Terms defined in the Texas Uniform Commercial Code which are not otherwise defined in this Pledge Agreement are used herein as defined in the Texas Uniform Commercial Code as in effect on the date hereof.

(b) As used in this Pledge Agreement, in addition to the terms defined above, the following terms shall have the following meanings:

“Collateral” means the Pledged Shares and the Proceeds therefrom.

“Encumbrances” shall mean and includes security interests, mortgages, liens, pledges, charges, easements, reservations, restrictions, clouds, equities, rights of way, options, rights of first refusal and all other encumbrances, whether or not relating to the extension of credit or the borrowing of money, and “Encumber” shall have the correlative meaning.

“Event of Default” shall mean an Event of Default as defined in the JAS Note.

“Obligations” means the Guarantors’ obligations and indebtedness under the JAS Note and the Rescission Agreement.

“Person” shall be construed broadly and shall include an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

“Pledged Securities” means the JAS Stock.

“Proceeds” means any “proceeds,” as such term is defined in Section 9-102(a)(65) of the UCC.

“Secured Obligations” means the Obligations of the Guarantors under JAS Note and the Rescission Agreement.

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“UCC” means the Uniform Commercial Code as in effect in the State of Texas, as the same has been or may be amended or revised from time to time, or, if so required with respect to any particular Collateral by mandatory provisions of applicable law, as in effect in the jurisdiction in which such Collateral is located.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

2. Security Interest. To secure the full, prompt and complete payment of the Secured Obligations, the Guarantors hereby pledge to, grant to, and create in favor of the Secured Party, a continuing security interest in all of the Guarantors’ right, title and interest in and to each of the following (the “Collateral”):

(a) the Pledged Securities;

(b) the certificates, if any, representing the Pledged Securities;

(c) all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or Proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Pledged Securities;

(d) all additional equity interests in JAS that may by from time to time acquired by either Guarantor in any manner or to which either Guarantor becomes entitled;

(e) all rights, interests and privileges with respect to the Pledged Securities and any additional shares of JAS Stock acquired by either of the Guarantors; and

(f) all Proceeds of any of the foregoing.

3. Delivery of Pledged Securities. Contemporaneously herewith, the Guarantors have delivered to the Secured Party ownership interest transfer forms duly indorsed, in blank, for the transfer of the Pledged Securities that are “certificated securities” as defined in Section 8-102(a)(4) of the UCC. If at any time either Guarantor obtains possession of any or any other certificate, document or other evidence of any Collateral, such Guarantor will immediately deliver such certificate, document or other evidence to Secured Party. During such time as any such certificate, document or other evidence representing any of the Collateral are in either Guarantor’s possession or control, such Guarantor shall hold or control such certificate, document or other evidence in trust for the benefit of the Secured Party. All certificates, documents or other evidence delivered to Secured Party shall be accompanied by separate stock powers duly indorsed, in blank, for transfer.

4. Representations and Warranties of Guarantors. Guarantors jointly and severally represent and warrant to Secured Party that:

(a) The Guarantors have good and valid rights in and title to the Collateral, free and clear of all Encumbrances (other than Encumbrances in favor of Secured Party or as disclosed in the Rescission Agreement), and has full power and authority to grant to Secured Party the security interest in such Collateral pursuant hereto. All Pledged Securities have been duly and validly issued, are fully paid and non-assessable and the Guarantors are record and beneficial owner of the Pledged Securities.

(b) No financing statement describing all or any portion of the Collateral which has not lapsed or been terminated naming either Guarantor as debtor has been filed in any jurisdiction except financing statements naming the Secured Party as the secured party.

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5. Covenants. From the date of this Pledge Agreement, and thereafter until this Pledge Agreement is terminated:

(a) Neither Guarantor will (i) Encumber, sell, lease, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except for the granting of liens or security interests in favor of the Secured Party, or (ii) enter into any other contractual obligations which would reasonably be expected to restrict or inhibit the Secured Party’s rights or ability to sell or otherwise dispose of the Pledged Collateral or any part thereof.

(b) The Guarantors will (i) not cause or permit JAS to issue any equity interests or other securities (including any warrants, options, subscriptions or other contractual arrangements for the purchase of equity interests or securities convertible into equity interests) (x) to any Person for any reason and (y) to either Guarantor in addition to or in substitution for the Pledged Securities unless such additional or substituted shares are pledged to the Secured Party concurrently with such issuance and as provided herein, and (ii) deliver hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all writings evidencing any additional Collateral.

(c) The Guarantors will not create, incur, or suffer to exist any Encumbrance on the Collateral, except the security interest created by this Pledge Agreement.

(d) The Guarantors will not sign or authorize the signing or filing of any financing statement naming it as debtor covering all or any portion of the Collateral, except in favor of the Secured Party pursuant to this Pledge Agreement.

(e) The Guarantors will (i) deliver to the Secured Party immediately upon execution of this Pledge Agreement the originals of all stock certificates evidencing the Pledged Securities (to the extent certificated), (ii) hold in trust for Secured Party upon receipt and promptly deliver to the Secured Party any future stock certificates or other instruments constituting Collateral.

(f) The Guarantors will not vote any of the Pledged Securities to permit JAS to dissolve or liquidate or, without the consent of the Secured Party, merge or consolidate with any other entity.

(g) Upon the occurrence and during the continuation of an Event of Default, the Guarantors will permit the Collateral to be registered in the name of the Secured Party or its nominee at any time.

(h) The Guarantors will permit the Secured Party or its nominee at any time after the occurrence and during the continuation of an Event of Default, without notice, to exercise all voting and other rights relating to the Collateral, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to the Pledged Securities

(i) At any time and from time to time, upon the reasonable request of the Secured Party, and at the sole expense of the Guarantors, the Guarantors and each of them shall promptly execute and deliver all such further instruments and documents and take such further action as such Secured Party may deem reasonably necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Pledge Agreement.

6. Voting Rights; Distribution.

(a) So long as no Event of Default occurs and is continuing:

(i) The Guarantors shall be entitled to exercise any and all management, voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement.

(ii) The Guarantors shall be entitled to receive and retain any and all distributions and interest paid in respect of the Collateral.

(b) Upon the occurrence and during the continuation of an Event of Default

(i) All rights of the Guarantors to exercise the management, voting and other consensual rights which they would otherwise be entitled to exercise pursuant to Section 6(a)(i) and to receive the distributions and interest payments which they would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall cease, at Secured Party’s election, and all such rights shall thereupon become vested in Secured Party, who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and interest payments.

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(ii) All distributions and interest payments which are received by any Guarantor contrary to the provisions of Section 6(b)(i) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of the Guarantors, and shall be forthwith paid over to the Secured Party, or such nominee(s) of the Secured Party as the Secured Party shall direct as Collateral in the same form as so received (with any necessary endorsement(s)).

7. Events of Default

(a) If any Event of Default shall have occurred and be continuing:

(i) At any time, Secured Party, at its option and without any obligation to do so, may transfer to or register in its name, or the name of any nominee(s) all or any part of the Collateral, and the Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies under applicable law and of a secured party on default under the UCC; and Secured Party, acting as provided above, may also, without notice to the Guarantors except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or any Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Secured Party shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Securities for their own account in compliance with Regulation D of the Securities Act of 1933, as amended, or under applicable law or under any other applicable exemption available under applicable law and are accredited investors as defined in Rule 501 of the Securities and Exchange Commission. The Guarantors agrees that, to the extent notice of sale shall be required by law, at least 10 days’ notice to the Guarantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place it was so adjourned.

(ii) Any cash held by Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the sole discretion of Secured Party, be held by Secured Party as Collateral for, and/or then or at any time thereafter in whole or in part by Secured Party against, all or any parts of the Secured Obligations in such order as Secured Party shall elect. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all of the Secured Indebtedness shall be paid over to the Guarantors or to whomsoever may be lawfully entitled to receive such surplus.

(iii) Without precluding any other methods of sale, the sale of the Collateral contemplated by this Section 7(a), or any part thereof, shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of banks or finance companies disposing of similar property, but in any event, the Secured Party may sell or otherwise dispose of the Collateral without assuming any credit risk and without any obligation to advertise.

(iv) The Guarantors recognize that federal and/or state securities and other laws may limit the flexibility desired to achieve an otherwise commercially reasonable disposition of the Collateral, and in the event of potential conflict between such laws or regulations and what in other circumstances might constitute commercial reasonableness, it is intended that consideration for such laws and regulations will prevail over attempts to achieve such commercial reasonableness. In connection with any sale or other disposition of the Collateral, compliance by Secured Party with the written advice of its counsel concerning the potential effect of any such law or regulation shall not be cause for either Guarantors, or any other Person, to claim that such sale or other disposition was not commercially reasonable, it being the intent of the Guarantors that the Secured Party not be obligated to risk contravening any such law or regulation in order to effect what, but for such law or regulation, would be a commercially reasonable disposition.

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(v) By way of example and not by way of limitation, with respect to any sale or other disposition of the Collateral or any portion thereof: (a) such sale or disposition shall be commercially reasonable if made by and through a licensed broker/dealer acting under instructions to obtain in his judgment the best disposition price known to him on the market (however, this provision does not suggest that such disposition is either preferable or exclusive); (b) such sale or disposition shall be deemed to have been at a public sale if, in connection with such sale or disposition, Secured Party obtain bids from at least two qualified purchasers; and (c) the net book value reflected on JAS’ most recent financial statements, adjusted to the date of any such sale or other disposition, is deemed to be a commercially reasonable price (but a price less than such net book value is not, of itself, deemed to be commercially unreasonable). A Secured Party may be a buyer in any such sale.

(vi) To the extent permitted by applicable law, and except as otherwise expressly provided under this Pledge Agreement or otherwise, the Guarantors hereby waive all rights now or hereafter conferred by statute or otherwise which may require Secured Party to give any notice, make any demand, or invoke any legal process with respect to the sale or other disposition of the Collateral or which may require the Secured Party to sell or otherwise dispose of the Collateral in mitigation of the Secured Party’s damages or which may otherwise limit or modify any of the Secured Party’s remedies or rights under this Pledge Agreement.

8. Waivers, Amendments and Remedies. No delay or omission by Secured Party to exercise any right or remedy granted under this Pledge Agreement shall impair such right or remedy or be construed to be a waiver of any Event of Default, or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Pledge Agreement whatsoever shall be valid unless in writing signed by the Secured Party and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Pledge Agreement or by law afforded shall be cumulative and all shall be available to Secured Party until the Secured Obligations have been paid in full.

9. General Provisions.

(a) Entire Agreement. This Agreement constitutes the entire agreement of the parties, superseding and terminating any and all prior or contemporaneous oral and prior written agreements, understandings or letters of intent between or among the parties with respect to the subject matter of this Agreement. No part of this Agreement may be modified or amended, nor may any right be waived, except by a written instrument which expressly refers to this Agreement, states that it is a modification or amendment of this Agreement and is signed by all Parties, or, in the case of waiver, by the Party granting the waiver. No course of conduct or dealing or trade usage or custom and no course of performance shall be relied on or referred to by any party to contradict, explain or supplement any provision of this Agreement, it being acknowledged by the parties to this Agreement that this Agreement is intended to be, and is, the complete and exclusive statement of the agreement with respect to its subject matter. Any waiver shall be limited to the express terms thereof and shall not be construed as a waiver of any other provisions or the same provisions at any other time or under any other circumstances.

(b) Secured Party’s Performance of the Guarantors’ Obligations. Without having any obligation to do so, the Secured Party may perform or pay any obligation which the Guarantors have agreed to perform or pay in this Pledge Agreement and the Guarantors shall, reimburse the Secured Party for any amounts paid by the Secured Party pursuant to this Section 9(b). The Guarantors’ obligations to reimburse Secured Party pursuant to this Section 9(b) shall be Secured Obligations payable on demand.

(c) Authorization for Secured Party to Take Certain Action. The Guarantors irrevocably authorize the Secured Party, acting through any Person designated by the Secured Party, at any time and from time to time in the sole discretion of Secured Party, and the Guarantors appoint the Secured Party or such other Person designated by the Secured Party, as its attorney in fact, coupled with an interest, (i) to file financing statements necessary or desirable in the Secured Party’s sole discretion to perfect and to maintain the perfection and priority of Secured Party’s security interest in the Collateral, (ii) following the occurrence and during the continuation of an Event of Default, to indorse and collect any cash proceeds of the Collateral, (iii) to file a reproduction of this Pledge Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as the Secured Party in their sole discretion deem necessary or desirable to perfect and to maintain the perfection and priority of Secured Party’s security interest in the Collateral, (iv) following the occurrence and during the continuation of an Event of Default, to apply the proceeds of any Collateral received by or on behalf of the Secured Party to the Secured Obligations as provided in Section 7 and (v) to discharge past due taxes, assessments, charges, fees or Encumbrances on the Collateral (except for such Encumbrances as are specifically permitted hereunder), and the Guarantors agree to reimburse the Secured Party on demand for any payment made or any expense incurred by the Secured Party in connection therewith, provided that this authorization shall not relieve either Guarantor of any of his obligations under this Pledge Agreement or under the Guaranty.

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(d) Dispositions Not Authorized. The Guarantors are not authorized to sell or otherwise dispose of the Collateral and notwithstanding any course of dealing between the Guarantors and the Secured Party or other conduct of the Secured Party, no authorization to sell or otherwise dispose of the Collateral shall be binding upon Secured Party unless such authorization is in writing signed by Secured Party.

(e) Benefit of Pledge Agreement. The terms and provisions of this Pledge Agreement shall be binding upon and inure to the benefit of the Guarantors, the Secured Party and their respective heirs, executors, administrators, legal representatives, successors and assigns, except that the Guarantors shall not have the right to assign their rights or delegate their obligations under this Pledge Agreement or any interest herein, without the prior written consent of Secured Party.

(f) Survival of Representations. All representations and warranties of the Guarantors contained in this Pledge Agreement shall survive the execution and delivery of this Pledge Agreement.

(g) Headings. The title of and section headings in this Pledge Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Pledge Agreement.

(h) Termination. This Pledge Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until all of the Secured Obligations have been indefeasibly paid and performed in full.

(i) Governing Law. This Pledge Agreement shall be governed and construed in accordance with the laws of the State of Florida applicable to agreements executed and to be performed wholly within such State. The arbitration provisions of the Rescission Agreement shall apply to this Pledge Agreement.

(j) Security Interest Absolute. All rights of Secured Party in the security interest hereunder, and all obligations of the Guarantors hereunder, shall be absolute and unconditional irrespective of:

(i) any invalidity or unenforceability in whole or in part of the JAS Note;

(ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the JAS Note;

(iii) any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Indebtedness; or

(iv) any other circumstance which might otherwise constitute a defense available to, or discharge of, the Guarantors.

(k) Acknowledgments.

(i) The Guarantors hereby acknowledges that (i) the Secured Party has no fiduciary relationship with or duty to the Guarantors arising out of or in connection with this Pledge Agreement, and the relationship between the Guarantors, on the one hand, and the Secured Party, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and (ii) no joint venture is created hereby or by the other Rescission Agreement or otherwise exists by virtue of the transactions contemplated hereby or thereby between the Guarantors and the Secured Party; provided, however, that the Secured Party understands and acknowledge that Justin Anderson was the chief executive officer and sole director of the Secured Party prior to the execution of this Pledge Agreement.

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(ii) JAS hereby acknowledges receipt of a copy of this Pledge Agreement and agrees to be bound hereby and to comply with the terms hereof insofar as such terms are applicable to it. JAS agrees to provide such notices to the Secured Party as may be necessary to give full effect to the provisions of this Pledge Agreement.

(iii) JAS hereby acknowledges, consents and agrees to the pledge of the Pledged Collateral by the Guarantors pursuant to this Pledge Agreement, together with all rights accompanying such pledge as provided by this Pledge Agreement and applicable law and the exercise of remedies in connection with such pledge, in each case notwithstanding any anti-assignment provisions in any by-laws, operating agreement, limited partnership agreement or similar organizational or governance documents of JAS. JAS will not permit any issuance or transfer of its equity securities in violation of this Agreement.

(l) Notices. Notice shall be given as provided in the Rescission Agreement.

(m) Counterparts. This Pledge Agreement may be executed in counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single agreement. Delivery of an executed counterpart of this Pledge Agreement by facsimile or other electronic transmission shall be equally as effective as delivery of an executed original counterpart and shall constitute a covenant to deliver an executed original counterpart, but the failure to do so shall not affect the validity, enforceability and binding effect of this Pledge Agreement.

[Signatures on following page]

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IN WITNESS WHEREOF, the Guarantors and Secured Party have executed this Pledge Agreement as of the date first above written.

Address and Email		Signature
PRECHECK HEALTH SERVICES, INC

	By:	/s/ Douglas W. Samuelson
Douglas W. Samuelson, CEO

/s/ Justin Anderson
Justin Anderson

/s/ Stacey Anderson
Stacey Anderson

AGREED TO:

JAS PRACTICE MANAGEMENT, INC.,

By: /s / Justin Anderson

       Justin Anderson, CEO

[Signature page of Pledge Agreement dated as of July 31, 2020 by and among PreCheck Health Services, Inc. Justin Anderson and Stacey Anderson]

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